UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2015

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2015, Enviva Management Company, LLC (“Enviva Management”), an affiliate of Enviva Partners, LP (the “Partnership”), entered into amended and restated employment agreements with Stephen F. Reeves, the Executive Vice President and Chief Financial Officer of Enviva Partners GP, LLC (the “General Partner”), and William H. Schmidt, Jr., the Executive Vice President, General Counsel and Secretary of the General Partner. Effective May 20, 2015, Mr. Schmidt was appointed as President, General Counsel and Secretary of Enviva Development Holdings, LLC (“DevCo”), an affiliate of the Partnership.  He previously served as Executive Vice President, General Counsel and Secretary of DevCo since March 2013.

Enviva Management’s First Amended and Restated Employment Agreement with Mr. Reeves (the “Reeves Employment Agreement”) increases Mr. Reeves’ annualized base salary from $285,000 to $375,000. Enviva Management’s First Amended and Restated Employment Agreement with Mr. Schmidt (the “Schmidt Employment Agreement”) increases Mr. Schmidt’s annualized base salary from $260,100 to $350,000. In addition, the Schmidt Employment Agreement increases the target value of Mr. Schmidt’s annual bonus from a minimum of 70% of his annualized base salary as in effect prior to the effective date of the Schmidt Employment Agreement to a minimum of 90% of his annualized base salary as in effect on the effective date of the Schmidt Employment Agreement.

Except for the foregoing, the terms of the Reeves Employment Agreement and Schmidt Employment Agreement remain substantively consistent with the terms of Mr. Reeves’ and Mr. Schmidt’s respective pre-existing employment agreements. The foregoing descriptions of the Reeves Employment Agreement and Schmidt Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement (Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K).

Item 9.01.                                        Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
10.1	First Amended and Restated Employment Agreement between Stephen F. Reeves and Enviva Management Company, LLC, dated May 29, 2015.

10.2	First Amended and Restated Employment Agreement between William H. Schmidt, Jr. and Enviva Management Company, LLC, dated May 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC,
its general partner

Date: May 29, 2015
	By:	/s/ William H. Schmidt, Jr.
		Name:	William H. Schmidt, Jr.
		Title:	Executive Vice President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	First Amended and Restated Employment Agreement between Stephen F. Reeves and Enviva Management Company, LLC, dated May 29, 2015.

10.2	First Amended and Restated Employment Agreement between William H. Schmidt, Jr. and Enviva Management Company, LLC, dated May 29, 2015.